Exhibit 10.1

SECOND AMENDMENT TO AMENDED AND RESTATED GUARANTEE AGREEMENT

This Second Amendment to Amended and Restated Guarantee Agreement (this “Amendment”), dated as of August 24, 2023, by and between GOLDMAN SACHS BANK USA, a New York state-chartered bank, (“GSB”) as administrative agent for Buyers (in such capacity, together with its permitted successors and assigns, the “Administrative Agent”), and CLAROS MORTGAGE TRUST INC., a Maryland corporation (“Guarantor”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Guarantee Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, CMTG GS FINANCE LLC, a Delaware limited liability company (“Seller”), Administrative Agent and GSB, as a buyer (and such other financial institutions from time to time party to the Amended and Restated Master Repurchase Agreement as buyers (GSB, together with such other financial institutions, and together with their respective successors and assigns, collectively “Buyers” and individually, each a “Buyer”)), are each a party to that certain Amended and Restated Master Repurchase and Securities Contract Agreement dated as of March 7, 2022, as amended by that certain First Amendment to Amended and Restated Master Repurchase and Securities Contract Agreement dated as of May 31, 2022, as further amended by that certain Second Amendment to Amended and Restated Master Repurchase and Securities Contract Agreement and First Amendment to Amended and Restated Guarantee Agreement, dated as of January 13, 2023 (as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Master Repurchase Agreement”);

WHEREAS, Guarantor entered into that certain Amended and Restated Guarantee Agreement in favor of Administrative Agent on behalf of Buyers, dated as of March 7, 2022, as amended by that certain Second Amendment to Amended and Restated Master Repurchase and Securities Contract Agreement and First Amendment to Amended and Restated Guarantee Agreement, dated as of January 13, 2023 (as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Guarantee Agreement”); and

WHEREAS, Guarantor and Administrative Agent, on behalf of Buyers, have agreed to modify certain terms and provisions of the Guarantee as set forth herein.

NOW, THEREFORE, the parties hereto agree as follows:

1.
Amendments to Guarantee Agreement. The Guarantee Agreement is hereby amended as follows:

(a)
Section 9(a)(iii) of the Guarantee Agreement is hereby deleted in its entirety and replaced with the following:

“(iii) permit at any time the ratio of EBITDA to Fixed Charges to be less than 1.4 to 1.00; provided, however, with respect to the fiscal quarters ending on December 31, 2023 and March 31, 2024, respectively, the foregoing ratio shall be 1.30 to 1.00; and”

2.
Effectiveness. The effectiveness of this Amendment is subject to receipt by Administrative Agent, on behalf of Buyers, of the following:

(a)
Amendment. This Amendment, duly executed and delivered by Guarantor and Administrative Agent, on behalf of Buyers.

(b)
[Reserved].

(c)
[Reserved].

(d)
Fees. Payment by Seller of the actual costs and expenses, including, without limitation, the reasonable fees and expenses of counsel to Administrative Agent, incurred by Administrative Agent, on behalf of Buyers, in connection with this Amendment and the transactions contemplated hereby.

3.
Guarantor Representations. Guarantor hereby represent and warrant that:

(a)
no Margin Deficit that has resulted in a Margin Deficit Notice and no Event of Default under the Master Repurchase Agreement has occurred and is continuing as of the date hereof;

(b)
the representations and warranties made by Seller, Pledgor and Guarantor in any of the Transaction Documents are true, correct, complete and accurate in all respects as of the date hereof (except such representations which by their terms speak as of a specified date and subject to any exceptions disclosed to Administrative Agent, on behalf of Buyers, in a Requested Exceptions Report prior to such date and approved by Administrative Agent, on behalf of Buyers);

(c)
no amendments have been made to the organizational documents of Seller, Pledgor or Guarantor since March 7, 2022; and

(d)
the person signing this Amendment on behalf of Guarantor is duly authorized to do so on its behalf.

4.
Continuing Effect; Reaffirmation of Guarantee Agreement. As amended by this Amendment, all terms, covenants and provisions of the Guarantee Agreement are ratified and confirmed and shall remain in full force and effect. In addition, any and all guaranties and indemnities for the benefit of Administrative Agent, on behalf of Buyers, (including, without limitation, the Guarantee Agreement, as amended hereby) and agreements subordinating rights and liens to the rights and liens of Administrative Agent, on behalf of Buyers, are hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment, and each party indemnifying Buyers, and each party subordinating any right or lien to the rights and liens of Administrative Agent, on behalf of Buyers, hereby consents, acknowledges and agrees to the modifications set forth in this Amendment and waives any common law, equitable, statutory or other rights which such party might otherwise have as a result of or in connection with this Amendment.

5.
Binding Effect; No Partnership; Counterparts. The provisions of the Guarantee Agreement, as amended hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between any of the parties hereto. For the purpose of facilitating the execution of this Amendment as herein provided, this Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and such counterparts when taken together shall constitute but one and the same instrument. This Amendment may be delivered by facsimile transmission, by electronic mail, or by other electronic transmission, in portable document format (.pdf) or otherwise, and each such executed facsimile, .pdf, or other electronic record shall be considered an original executed counterpart for purposes of this Amendment. Each party to this Amendment (a) agrees that it will be bound by its own Electronic Signature, (b) accepts the Electronic Signature of each other party to this Amendment and any Transaction Document, and (c) agrees that such Electronic Signatures shall be the legal equivalent of manual signatures. The words “execution,”

“executed”, “signed,” “signature,” and words of like import in this paragraph shall, for the avoidance of doubt, be deemed to include Electronic Signatures and the use and keeping of records in electronic form, each of which shall have the same legal effect, validity and enforceability as manually executed signatures and the use of paper records and paper-based recordkeeping systems, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, state laws based on the Uniform Electronic Transactions Act, or any other state law.

6.
Further Agreements. Guarantor agrees to execute and deliver such additional documents, instruments or agreements as may be reasonably requested by Administrative Agent, on behalf of Buyers, and as may be necessary or appropriate from time to time to effectuate the purposes of this Amendment.

7.
Governing Law. The provisions of Sections 15 and 22 of the Guarantee Agreement are incorporated herein by reference.

8.
Headings. The headings of the sections and subsections of this Amendment are for convenience of reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions hereof.

9.
References to Transaction Documents. All references to the Guarantee Agreement in any Transaction Document, or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Guarantee Agreement as amended hereby, unless the context expressly requires otherwise.

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IN WITNESS WHEREOF, the parties have executed this Amendment as a deed as of the day first written above.

ADMINISTRATIVE AGENT:

GOLDMAN SACHS BANK USA, a New York state- chartered bank

By: ________________________________________

Name: Prachi Bansal

Title: Authorized Person

[Signatures continue on following page]

GUARANTOR:

CLAROS MORTGAGE TRUST INC., a Maryland

corporation

By:

Name: J. Michael McGillis

Title: Authorized Signatory